EXHIBIT 10.6

EXECUTION COPY
LETTER AMENDMENT No. 2
Dated as of August 10, 2017
To the banks, financial institutions and other institutional lenders (collectively, the “Lenders”) parties to the Credit Agreement referred to below and to Citibank, N.A., as agent (the “Administrative Agent”) for the Lenders
Ladies and Gentlemen:
We refer to the Multi-Year Senior Unsecured Credit Agreement dated as of March 10, 2016 (as amended by Letter Amendment No. 1 dated as of September 1, 2016, the “Credit Agreement”) among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.
It is hereby agreed by you and us as follows:
The Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:
(a)The definition of “Interest Period: in Section 1.01 is amended by (i) by deleting the phrase “ending on the date that is one, two, three or six months” and substituting therefor the phrase “ending on the date that is one week or one, two, three or six months” and (ii) by adding in clause (a) thereof immediately after the phrase “the next succeeding Business Day unless” the phrase “, in the case of an Interest Period of one or more whole months,”.

(b)Section 5.01(a) is amended by deleting the phrase “setting forth in each case in comparative form the figures for the previous fiscal year,”.

This Letter Amendment shall become effective as of the date first above written when, and only when, on or before August 10, 2017, the Administrative Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Lenders. This Letter Amendment is a Loan Document and is subject to the provisions of Section 9.02 of the Credit Agreement.
On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.
The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Letter Amendment to Susan L. Hobart, shobart@shearman.com.
This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
Very truly yours,
TYCO INTERNATIONAL HOLDING S.ÀR.L.

By:	/s/ Peter Schieser Name: Peter Schieser Title: General Manager
CITIBANK, N.A., as Administrative Agent
By: /s/ Sameer Nanabhai
Name: Sameer Nanabhai
Title: Vice President

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: CITIBANK, N.A.

By:    /s/ Sameer Nanabhai
    Name: Sameer Nanabhai
    Title: Vice President

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: BANK OF AMERICA N.A.

By:    /s/ Christopher Wozniak
    Name: Christopher Wozniak
    Title: Director

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: JPMORGAN CHASE BANK, N.A.

By:    /s/ Robert P. Kellas
    Name: Robert P. Kellas
    Title: Executive Director

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: WELLS FARGO BANK, N.A.

By:    /s/ Charles W. Reed
    Name: Charles W. Reed
    Title: Managing Director

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: BARCLAYS BANK PLC

By:    /s/ Vanessa Kurbatskiy
    Name: Vanessa Kurbatskiy
    Title: Assistant Vice President

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: COMMERZBANK AG, NEW YORK BRANCH

By:    /s/ Michael Ravelo
    Name: Michael Ravelo
    Title: Managing Director

By:    /s/ Tak Cheng
    Name: Tak Cheng
    Title: Assistant Vice President

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:    /s/ Jill Wong
    Name: Jill Wong
    Title: Director

By:    /s/ Gordon Yip
    Name: Gordon Yip
    Title: Director

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: DANSKE BANK A/S

By:    /s/ Merete Ryvald
    Name: Merete Ryvald
    Title: Chief Loan Manager

By:    /s/ Jørgen Linnet
    Name: Jørgen Linnet
    Title: Chief Loan Manager

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: INTESA SANPAOLO BANK LUXEMBOURG S.A.

By:    /s/ Antonio Greppi
    Name: Antonio Greppi
    Title: Head of Corporate & Financial Institutions

By:    /s/ Paulo Enrico Pernice
    Name: Paulo Enrico Pernice
    Title: Chief Financial Officer

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: THE BANK OF NEW YORK MELLON CORPORATION

By:    /s/ Daniel Koller
    Name: Daniel Koller
    Title: Authorized Signatory

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:    /s/ Thomas Danielson
    Name: Thomas Danielson
    Title: Authorized Signatory

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Monica A. Stariha
    Name: Monica A. Stariha
    Title: Vice President

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: UNICREDIT BANK AG, NEW YORK BRANCH

By:    /s/ Peter Daugavietis
    Name: Peter Daugavietis
    Title: Associate Director

By:    /s/ Ken Hamilton
    Name: Ken Hamilton
    Title: Managing Director

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: BANCO BILBAO VIZAYA ARTENTARIA, S.A. NEW YORK BRANCH

By:    /s/ Cristina Cignoli
    Name: Cristina Cignoli
    Title: Director

By:    /s/ Mauricio Benitez
    Name: Mauricio Benitez
    Title: Executive Director

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: GOLDMAN SACHS BANK USA

By:    /s/ Chris Lam
    Name: Chris Lam
    Title: Authorized Signatory

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: ING BANK N.V., DUBLIN BRANCH

By:    /s/ Sean Hassett
    Name: Sean Hassett
    Title: Director

By:    /s/ Padraig Matthews
    Name: Padraig Matthews
    Title: Director

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: TORONTO DOMINION (TEXAS) LLC

By:    /s/ Annie Dorval
    Name: Annie Dorval
    Title: Authorized Signatory

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: THE BANK OF NOVA SCOTIA

By:    /s/ Diane Emanuel
    Name: Diane Emanuel
    Title: Managing Director & Co-Head

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: THE NORTHERN TRUST COMPANY

By:    /s/ Carol Zatorski
    Name: Carol Zatorski
    Title: Senior Vice President

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: BNP PARIBAS

By:    /s/ Pawel Zelezik
    Name: Pawel Zelezik
    Title: Vice President

By:    /s/ Kwang Kyun Choi
    Name: Kwang Kyun Choi
    Title: Vice President

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: WESTPAC BANKING CORPORATION

By:    /s/ Richard Yarnold
    Name: Richard Yarnold
    Title: Director

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: DEUTESCHE BANK AG NEW YORK BRANCH

By:    /s/ Ming K. Chu
    Name: Ming K. Chu
    Title: Director

By:    /s/ Virginia Cosenza
    Name: Virginia Cosenza
    Title: Vice President

SIGNATURE PAGE

CONSENT to Letter Amendment No. 2 to the Multi-Year Unsecured Credit Agreement dated as of March 10, 2016 of TYCO INTERNATIONAL HOLDING S.ÀR.L.

Name of Lender: STANDARD CHARTERED BANK

By:    /s/ Daniel Mattern
    Name: Daniel Mattern
    Title: Associate Director